UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Report to Stockholders.

(a)	[Insert full text of semi-annual report here]

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Semi-Annual Report

www.prospectorfunds.com	June 30, 2021

PROSPECTOR FUNDS, INC.

August 3, 2021

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

Transitory.  Anyone following the markets recently has heard the word bandied about ad nauseam, and the question of whether inflation would serve to be temporary (transitory) or more permanent drove the daily movements of the market.  The Consumer Price Index (CPI) reading for March showed heightened levels of inflation, jumping 2.6%, fueled by an economy that was rapidly expanding due to increased vaccination rates, reopening of businesses, and continued stimulus.  Following that reading, the debate over “transitory or not” quickly heated up, with every economic reading being scrutinized as to whether it was indicative of more persistent inflation.  If inflationary, then the 10-year Treasury would sell off, value stocks would lead growth, and vice versa.  The April CPI reading jumped again, this time to 4.2%, followed by 5.0% for May and June’s 5.4% - the highest reading since August 2008.  Despite these readings, the markets seemed to vote “transitory” as long-term bond yields came off the late March highs, and the yield curve began to flatten.  This was exacerbated when Fed chairman Jay Powell indicated during the June meeting that they would expect to raise rates earlier than previously planned (albeit not until 2023), eliciting fears of a prematurely hawkish Fed pouring cold water on the current economic expansion.  The 10-year yield, which ended March at 1.74%, sank to 1.47% at June 30, and the yield curve flattened considerably.  This also caused investors to pile back into growth stocks and sell interest-rate sensitive stocks (for example, banks and other financials) as a consensus developed that we were poised to be in a persistently low interest rate environment.  As discussed in previous writings, lower long-term yields tend to favor higher-growth companies as future earnings are discounted at lower rates.  So, is the market right?  Will inflation serve to be transitory despite the rapid economic expansion and unprecedented stimulus, and thus are we destined for a semi-permanent low-interest rate future?  Before a conclusion is reached, we believe the following additional questions will likely need to be answered:

What will be the long-term impact of materials, goods and labor shortages?

By this point, we have all likely experienced some impact from recent shortages of products, materials or labor.  If you were looking to build a deck, or a similar project, you surely noticed the impact as lumber prices soared to over $1,600 per thousand board feet from under $400 a year prior.  In the market for a car?  You’ve likely had trouble finding one, and / or noticed the sky-high prices of what is actually available.  A confluence of pandemic-related events has led to shortages of lumber, autos (due largely to a lack of semiconductor supply), and many other products.  When the pandemic hit, manufacturers shut down plants, sawmills, etc., laying off workers in the process.  In a normal recovery, these plants and mills slowly come back online as the economy gradually improves.  However, during this unprecedented v-shaped recovery, supply has been unable to recover as quickly as demand – creating these product shortages.  Additionally, this has been compounded by a labor shortage despite continued high levels of unemployment.  Whether because out of work individuals are reluctant to go back to work due to ongoing COVID-19 concerns, the lack of child care, or the ongoing stimulus payments they are receiving, many companies are finding it hard to re-staff their factories, shops, restaurants, etc.  Many restaurants have been forced to open on a limited schedule due to staffing shortages.

While many of these shortages will work their way through the system, proving to be temporary (e.g., lumber prices are back to just under $600 as mills have come back online or ramped up production), it remains to be seen how much will last longer term.  Prices are increasing on products as companies attempt to keep up with input cost pressures, and businesses are being forced to raise wages to entice new employees.  Will these price increases reverse as supply chains stabilize and will wage pressures abate as enhanced unemployment benefits roll off in the fall, causing some unemployed Americans to start looking for jobs again?  And not to be overlooked, given rents

PROSPECTOR FUNDS, INC.

make up about one third of CPI – will the July 31st end to the moratorium on evictions, enabling landlords to adjust leases, cause a significant rise in rents?  Only time will tell.

Are interest rates artificially low due to Fed asset purchases?

As can be seen in the chart above, we’ve been in a persistently negative real rate environment since the beginning of the pandemic, with rates staying persistently low despite the economy’s rapid recovery.  We do not purport to be economists, but one macro-economist we respect suggests this may be partially the result of Fed asset purchases, and thus may lead to a rise in rates as asset purchases abate.  Mike Darda, of MKM Securities, points out in recent notes that the real yield of 10-year inflation-protected securities has averaged about 25 basis points over a long period.  According to Darda, assuming inflation expectations of about 2% hold steady (recall, the Fed has indicated a willingness to allow inflation to go over 2% for a period), “that would mean the 10-year yield would climb to 2.3% or so.”   Adding some weight to this theory, JP Morgan recently noted, “…from the start of 2021 through May 2021, the Federal Reserve’s Treasury purchase of $80B per month has totaled $400B YTD, or roughly equal to the total net issuance of Treasury securities of $415B. As of May, the Fed held 24% of total Treasuries outstanding and up from 15% in February 2020 (pre-pandemic).”  Should the Fed begin to limit asset purchases, it seems plausible yields will rise in response.

Will we get more stimulus in the form of an infrastructure bill?

To date, an estimated $5 trillion of stimulus has been injected into the economy by the U.S. government, equal to 24% of GDP.  This compares to $1.6 trillion during the Great Financial Crisis, or 11% of GDP, of which a large portion was aimed at stabilizing the financial system versus directly stimulating the economy.  This is in contrast to the pandemic-induced stimulus program, of which much went directly into consumer pockets (via checks, school lunch aid, unemployment insurance, etc.) and to small businesses (PPP Program, Economic Injury Disaster Loans, etc.).  This stimulus has unquestionably aided the current “v-shaped” recovery.

An infrastructure bill could add an additional boost to an already rapidly expanding economy, and while President Biden announced a bipartisan agreement on a $1.2 trillion infrastructure deal on June 24th, followed by a bipartisan Senate bill being introduced on August 1st, we would not cast aspersions at those who are dubious any such agreement will pass.  However, if a bipartisan deal doesn’t pass, the likelihood increases that a Democrat simple-majority bill is pushed through via the budget reconciliation process.  Should this occur, it’s more than likely the package would be

PROSPECTOR FUNDS, INC.

much larger than a bipartisan deal, potentially in the multiple trillions.  While controversial in a gridlocked Washington, where more and more gets pushed through via executive orders, and via the budget reconciliation process, a larger infrastructure deal would surely add more fuel to the economy, and raise the specter of increased inflation.

Will a COVID strain break through the vaccine, causing a major resurgence?

Even if the aforementioned scenarios all point in the direction of rising interest rates, the wildcard will be if we see a resurgence of COVID-19.  Recently, concerns over the “Delta” COVID-19 variant have weighed down the market and contributed to the rally in Treasuries, further depressing interest rates.  There have also been reports of a “Lambda” variant, that has hit some South American countries and even Canada, and is anecdotally more severe than even the Delta variant.  Should one or more of these variants cause the vaccines to prove ineffective, we could see slowdown, or even a double-dip recession.  More than likely however, this would lead to another flood of government stimulus, and just delay the expansion as vaccine boosters effective against the new strains are developed.  The added stimulus and continued ballooning of the U.S. balance sheet would further stack the deck in favor of an inflationary period and increased rates down the road, albeit delayed by the virus.

So, what does this all mean for the Funds?  While your portfolio would, in our estimation, benefit from any rise in interest rates and steepening of the yield curve, that is not a main thesis for portfolio holdings or sector bets.  The same could be said as it relates to inflation.  For example, we are overweight banks - a sector which would surely benefit from rising interest rates and a steeper yield curve (as net interest margins would expand).  However, as we have stated in prior communications, we feel there are multiple other “ways to win” with the banks we own...including a significant capacity to grow loans as the economy continues to expand, the potential to return material amounts of capital to shareholders or be acquired, as well as continued multiple expansion.

In fact, focusing on individual holdings or sectors is missing the forest for the trees, in our view.  The biggest factor in a rising interest rate environment is likely to be a rotation out of highly-valued growth stocks, which have enjoyed a decade plus of outperformance and valuation expansion, and into value stocks.  In our view, investors who are overweight these growth companies are making an implicit bet that the low-interest rate environment will last for the foreseeable future - especially (as can be seen from the chart below) given the valuation gap between growth and value is near the widest it has been since the dotcom bubble.  While, admittedly, we’ve been waiting for Godot (in the form of a rotation to value stocks) for quite some time, we are steadfastly continuing our process of bottom-up research, finding attractively-valued investments, while always considering the potential downside first.

PROSPECTOR FUNDS, INC.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund increased 15.36% during the six-month period ended June 30, 2021.  This compared to a 16.25% increase for the Russell Midcap and a 17.54% advance for the Russell 2000, as smaller companies fared better during the period.  Top contributors to your portfolio during the period were largely holdings which benefited from the continued cyclical recovery.  Among the top five contributors were:  fast-casual restaurant chain Noodles (NDLS), staffing services company Robert Half (RHI), oil & gas production company Hess (HES), and KeyCorp (KEY), the largest contributor among our bank holdings.  Also within the top five was FLIR Systems, Inc. (FLIR) which was acquired by Teledyne during the period.  Given the strong overall performance, there were few decliners in the first half, however, the top two detractors were both catastrophe-exposed property-casualty insurers – RenaissanceRe and Lancashire Holdings.  We discuss these names further in the Capital Appreciation section below.

The largest purchase during the first half of 2021 was a new position in FirstBank (FBP), the second-largest bank headquartered in Puerto Rico with a market cap of $2.6 billion.  The bank offers consumer and commercial banking services in Puerto Rico.  Historically, we’ve avoided investing in Puerto Rican banks given the persistent contraction of the economy since the Great Financial Crisis.  However, we believe Puerto Rico is turning the corner and in process of an economic rebound.

We believe the Puerto Rican consumer will be a major beneficiary of the pandemic relief effort.  To put stimulus into perspective, GDP per capita on the island is $32,000 compared to $64,000 for the United States mainland.  Residents have received the same Federal stimulus checks and unemployment benefits as their mainland counterparts.  Given GDP per capita is half of that on the mainland, we expect a multiplier effect which should result in a meaningful acceleration in the economy.  Additionally, post Hurricane Maria in 2017, $71 billion of relief money was allocated by Congress to Puerto Rico for reconstruction.  To date, only $21 billion has been disbursed.  Now under a Democratic-led D.C., relief funds are being released, with the proceeds slated for major infrastructure projects.  The undistributed funds equate to approximately 66% of Puerto Rico’s annual Gross National Income (GNI).  This represents a multi-year boon for the economy, both in terms of the immediate fiscal spending and long-term benefits from new infrastructure.

Also encouraging - Puerto Rico is fully open and tourism has returned per contacts on the island.  The territory is also doing well on vaccinations and ahead of the mainland.  Companies are hiring and wages are starting to move higher.  There is also a major shortage of both high-end and affordable homes, which is leading to significant construction activity.  Puerto Rico continues to attract high-net-worth individuals given major tax incentives associated with residency.  There is evidence that the out-migration trend of the past 15 years is reversing and some experts expect population inflows.  Finally, we are encouraged by positive traction regarding the island’s debt and fiscal restructuring.

We expect these tailwinds will result in a strong economy and positive sentiment, which should translate to loan growth and stable credit quality.  While FirstBank is a beneficiary of this backdrop, the bank can also drive earnings growth internally.  One initiative is through the return of excess capital.  Given the company has a common-equity-tier-one (CET1) ratio of nearly 18% as compared to mainland peers at 12%, we can make a case that FBP could repurchase 25%+ of shares outstanding over the next three years, while maintaining above-peer capital.  The bank is well on its way with the announcement of a $300 million buyback program in April.

PROSPECTOR FUNDS, INC.

We also have a favorable view of FBP’s 2020 acquisition of Banco Santander Puerto Rico.  The deal enhances FirstBank’s franchise value, and is 35% accretive to normalized earnings with a short tangible-book-value earn-back period.  Additionally, the bank also has over a third of its balance sheet in the form of cash and available for sale securities.  Remixing into loans over time will be a boon to earnings – and, if interest rates move higher, FBP has the optionality to reposition the securities book into higher yielding instruments.

There are multiple avenues for FirstBank to be a successful investment.  Despite this, the stock remains very cheap at 1.2x price-to-tangible-book value versus nearly 2.0x for mainland peers.  While FBP has traded at a discount to peers over the past decade, it often traded over 3x price-to-tangible-book value before the Great Financial Crisis.  While we don’t believe FirstBank will return to this rich valuation any time soon, they can close the valuation gap with peers.  The stock also trades at 9x 2022 estimated earnings versus the peer group at 14x.  Street estimates in our opinion are conservative and we can make a case that the stock is trading at less than 7x 2023E P/E assuming the aforementioned tailwinds come to fruition.  Finally, the stock has an attractive dividend yield of 2.3% and management is committed to growing the payout.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund returned 13.57% during the first six months of the 2021.  This was slightly behind the benchmark S&P 500’s 15.25% return.  While most sectors in your portfolio outperformed on a relative basis, financial services stocks were the biggest contributor to the relative underperformance.  Although our bank stocks performed very well during the period, contributing solidly to performance, property-casualty insurance underwriter holdings - especially the most catastrophe-exposed names (e.g., RenaissanceRe and Lancashire Holdings) - were a drag on relative performance.  These stocks continued to be shunned despite the positive pricing environment, given a series of quarters which have been negatively impacted by catastrophe losses.  We continue to be of the mind that these reinsurers are attractively valued, and should garner attention from investors as they report “cleaner” quarters without outsized catastrophe losses.

One of the largest portfolio additions during the first half of 2021 was the purchase of common stock and convertible securities of NuVasive, Inc. (NUVA).  NuVasive, which has a market capitalization of $3.4 billion, develops products, technology, and procedures for the spine surgery market.  2020 was a challenging year for the company with the stock declining 40%+ by the time we began our research process.  Spine procedures are generally deferrable, and as a result of COVID-19, volumes were down meaningfully and it was uncertain as to when they would rebound.  However, by December we were gaining conviction in the eventual mass rollout of vaccines and the ability of hospitals and surgery centers to adapt to COVID implications – this gave us confidence the spine market would begin to rebound in 2021.  We continue to believe that volumes are on a good track to accelerate, especially in the back half of this year.

We also have conviction that NuVasive has taken steps to reinvigorate its product offering.  Historically, the company was the pioneer in minimally invasive lateral procedures and once commanded total market share.  Today, their market share has declined to ~50% given competition from other spine companies and lack of innovation.  They also are behind peers in launching a robotic application for surgeries.  That said, the company is reinvigorating its lineup by launching their largest and most comprehensive cervical product offering, and introducing surgery management hardware / software that will eventually integrate robotic-assisted surgeries in 2022.  In total, 20+ products are expected to come to market in 2021.  While NuVasive is one step behind select peers within robotic surgery and has received a valuation discount as a result, we believe this technology is over-hyped given roughly two out of ten procedures today are able to make effective use of a robot.  We also like their

PROSPECTOR FUNDS, INC.

recent tuck-in acquisition of Simplify, which is accretive to 2022 earnings per share (EPS) and enhances their capabilities in the cervical total disc replacement segment.

In December, when we initially started accumulating a position in NUVA common stock, the valuation was compelling - with the stock trading at 16x 2022E EPS and a near 5% free cash flow yield.  In our estimation, expectations for the company were (and still are) low from Wall Street analysts and investors which is a net positive.  The company is also underpenetrated internationally and is making good strides as Asia revenues grew double-digits in 2020 despite the pandemic.  The aspirational goal of management is to double international revenue – by way of reference, international equates to approximately 20% of normalized sales. The company is also making commendable progress on their goal to expand the operating margin to 20%+ by 2024 via growth, expense saves, and operational efficiencies – this represents over 400 basis points of margin expansion versus 2019.  Finally, we believe the stock has the opportunity to continue to re-rate as approximately half of its outstanding convertible notes and warrants are maturing / expiring this year (this has historically been an overhang for the stock).  The balance sheet is in good shape to fund the maturity of the $650m March 2021 convertible notes.

While we initially purchased NUVA common stock during December, and early-2021, we opted to take some gains in late May after the stock rallied over 40% from our initial purchase prices.  At that time, we initiated a position in NuVasive’s March, 2025 convertible securities, which were trading just above par value – giving us the ability to participate in a portion of the upside if the stock continues to appreciate, and offered attractive downside protection.  We continue to the (now smaller) NUVA common stock position, as well as the converts, and believe the outlook for the company is promising.

Outlook

2021 looks to be a transitional year.  We are clearly in the early stages of a new economic cycle, following the coronavirus-induced recession of 2020.  Continued progress on vaccinations will allow the U.S. economy to continue returning to more familiar footing with the resumption of dining out, air travel for business and pleasure, and large group gatherings.  The recent United States elections, although closely contested, have ushered in a change in administration with attendant changes in the agenda around stimulus, spending, taxes, and trade.  The razor-thin margins in Congress are likely to temper any radical policy shifts.  Importantly the volatility emanating from the executive branch should ease.

While interest and mortgage rates have lifted, they are coming off historically low levels.  We are seeing early signs of reinflation, however consensus expectations for inflation over the longer term remain relatively subdued despite the historically high levels of government spending here and around the world.  We are carefully monitoring aggregate corporate debt levels (especially BBB- debt which is a single notch above junk status), currently above pre-2008 crisis levels and loom as a potential problem absent continued aggressive Fed support.  Unemployment has shown significant improvement, but continues to be an issue.

In our estimation, overall equity valuations remain at elevated levels, due to the sharp rebound in equities.  The high valuations of a small number of enormous technology companies certainly exert upward pressure to the overall averages.  Recovery in aggregate earnings will take time as certain industries such as hospitality, entertainment, and travel are tied to the success of a vaccine rollout plan, and will take longer to return to pre-coronavirus levels.  Treasury and high-grade corporate bond yields look unattractive after the dramatic flight to safety rally during 2020.  In any case, value investing is ripe for a period of outperformance, and the bargains inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we still believe equities represent a superior asset allocation alternative to bonds over the longer term.

PROSPECTOR FUNDS, INC.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish	Steven R. Labbe

Performance data quoted represents past performance; past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

Earnings growth is not a forecast of the Fund’s future performance.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding for th Fund.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Growth and value investing each have unique risks and potential for rewards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Consumer Price Index (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services.  MSCI USA Value Index captures large and mid cap US securities exhibiting overall value style characteristics.  MSCI USA Growth Index captures large and mid cap securities exhibiting overall growth style characteristics in the U.S.  Price to Earnings ratio (P/E) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.  Common Equity Tier 1 (CET1) capital includes the core capital that a bank holds in its capital structure.  CET1 ratio compares a bank’s capital against its risk-weighted assets to determine its ability to withstand financial distress.  The core capital of a bank includes equity capital and disclosed reserves such as retained earnings.  Free Cash Flow (FCF) is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.  Free Cash Flow Yield is an overall return evaluation ratio on a stock that standardizes the free cash flow per share that a company expects to earn against its market price per share.  Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Book Value is equal to the cost of carrying an asset on a company’s balance sheet.  Book Value can also be thought of as the net asset value (NAV) of a company, calculated as its total assets minus intangible assets (patents, goodwill) and liabilities.  Par is the face value of a bond.  Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings. Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2021

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	36.28%	12.15%	11.39%	8.21%	6.96%
S&P 500 Index(2)	40.79%	18.67%	17.65%	14.84%	10.06%
Russell 3000 Value Index(3)	45.40%	12.23%	11.99%	11.54%	7.25%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(3)
The Russell 3000 Value Index is a market-capitalization weighted index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of June 30, 2021

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	39.93%	12.61%	12.88%	11.40%	9.95%
Russell 2000 Index(2)	62.03%	13.52%	16.47%	12.34%	9.37%
Russell Midcap Index(3)	49.80%	16.45%	15.62%	13.24%	10.02%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 – June 30, 2021).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (01/01/21)	Value (06/30/21)	(01/01/21 to 06/30/21)
Capital Appreciation Actual(2)	$1,000.00	$1,135.70	$6.62
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

Opportunity Actual(2)	1,000.00	1,153.60	6.67
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.60	6.26

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2021 of 13.57% and 15.36% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2021(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2021(1)(3)

Capital Appreciation Fund

Brown & Brown	3.1%
Eaton	3.1%
RenaissanceRe Holdings	3.0%
Kaman, 3.250%, 05/01/2024	2.7%
Merck & Co.	2.7%
BioMarin Pharmaceutical, 0.600%, 08/01/2024	2.7%
Pioneer Natural Resources	2.5%
Liberty Media, 2.125%, 03/31/2048	2.4%
Hess	2.3%
Vishay Intertechnology, 2.250%, 06/15/2025	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of June 30, 2021(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of June 30, 2021(1)(3)

Opportunity Fund

Robert Half International	2.9%
Littelfuse	2.9%
Curtiss-Wright	2.8%
JM Smucker	2.7%
KeyCorp	2.6%
Alleghany	2.5%
Noodles & Company	2.4%
Federated Hermes, Class B	2.4%
Globe Life	2.4%
RenaissanceRe Holdings	2.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	First American Treasury Obligations Fund excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.8%

Banks – 9.4%
Comerica	7,900	$563,586
First Bancorp	28,050	334,356
First Horizon National	32,650	564,192
KeyCorp	23,950	494,567
Synovus Financial	6,050	265,474
US Bancorp	7,000	398,790
		2,620,965

Consumer Discretionary – 1.0%
Darden Restaurants	1,850	270,081

Consumer Staples – 8.9%
Campbell Soup	2,900	132,211
Church & Dwight	1,950	166,179
Coca-Cola	5,365	290,300
Hostess Brands*	18,700	302,753
JM Smucker	3,320	430,172
Mondelez International, Class A	7,190	448,944
Nestle	3,810	474,454
Walgreens Boots Alliance	4,780	251,476
		2,496,489

Diversified Financial Services – 1.5%
Federated Hermes, Class B	12,150	412,007

Energy – 4.8%
Hess	7,450	650,534
Pioneer Natural Resources	4,250	690,710
		1,341,244

Healthcare – 7.1%
Abbott Laboratories	4,335	502,557
AstraZeneca – ADR	4,410	264,159
Bioventus*	10,200	179,520
Merck & Co.	9,650	750,480
NuVasive*	4,050	274,509
Organon & Co.	965	29,201
		2,000,426

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.8% (Continued)

Industrials – 8.9%
Curtiss-Wright	3,000	$356,280
Eaton	5,820	862,408
Pentair	8,500	573,665
Raytheon Technologies	4,150	354,036
Robert Half International	3,750	333,638
		2,480,027

Information Technology – 4.9%
Leidos Holdings	2,750	278,025
Microsoft	1,100	297,990
Oracle	5,230	407,103
Paychex	3,600	386,280
		1,369,398

Insurance Brokers – 4.8%
Arthur J. Gallagher & Co.	3,500	490,280
Brown & Brown	16,230	862,462
		1,352,742

Life & Health Insurance – 4.3%
Aflac	6,630	355,766
Globe Life	4,040	384,810
Voya Financial	7,700	473,550
		1,214,126

Materials – 4.2%
Agnico Eagle Mines	3,150	190,418
Axalta Coating Systems*	15,700	478,693
Louisiana-Pacific	8,470	510,656
		1,179,767

Property & Casualty Insurance – 5.1%
Berkshire Hathaway, Class B*	1,370	380,751
First American Financial	4,475	279,016
Lancashire Holdings	43,000	364,326
Selective Insurance Group	1,420	115,233
W.R. Berkley	3,800	282,834
		1,422,160

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 73.8% (Continued)

Real Estate – 3.1%
Four Corners Property Trust	11,848	$327,123
Howard Hughes*	5,450	531,157
		858,280

Reinsurance – 5.8%
Alleghany*	596	397,574
Everest Re Group	1,550	390,615
RenaissanceRe Holdings	5,674	844,405
		1,632,594

Total Common Stocks
(Cost $13,807,615)		20,650,306

	Par

CONVERTIBLE BONDS – 19.9%

Communication Services – 2.3%
Liberty Media
2.125%, 03/31/2048 (a)	$636,300	660,161

Consumer Discretionary – 1.0%
Booking Holdings
0.900%, 09/15/2021	253,000	274,758

Healthcare – 6.1%
BioMarin Pharmaceutical
0.600%, 08/01/2024	723,000	749,245
Ligand Pharmaceuticals
0.750%, 05/15/2023	514,000	507,994
NuVasive
0.375%, 03/15/2025	445,000	438,603
		1,695,842

Industrials – 3.4%
Chart Industries
1.000%, 11/15/2024 (a)	72,000	182,205
Kaman
3.250%, 05/01/2024	724,000	763,848
		946,053

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 19.9% (Continued)

Information Technology – 7.1%
Akamai Technologies
0.125%, 05/01/2025	$435,000	$568,545
0.375%, 09/01/2027	218,000	252,226
Palo Alto Networks
0.750%, 07/01/2023	362,000	527,615
Vishay Intertechnology
2.250%, 06/15/2025	594,000	624,453
		1,972,839
Total Convertible Bonds
(Cost $5,060,052)		5,549,653

	Shares

EXCHANGE TRADED FUND – 1.2%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $300,609)	3,400	340,883

SHORT-TERM INVESTMENT – 4.9%
First American Treasury Obligations Fund, Class X, 0.013%^
(Cost $1,373,639)	1,373,639	1,373,639
Total Investments – 99.8%
(Cost $20,541,915)		27,914,481
Other Assets and Liabilities, Net – 0.2%		56,228
Total Net Assets – 100.0%		$27,970,709

*	Non-income producing security
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of June 30, 2021, the value of this investment was $842,366 or 3.0% of total net assets.

^	The rate shown is the seven-day yield effective June 30, 2021.
ADR – American Depositary Receipt

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) was developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited)
June 30, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.7%

Banks – 18.3%
Bank of N.T. Butterfield & Son	122,950	$4,358,578
Central Valley Community Bancorp	56,500	1,138,475
Citigroup	35,370	2,502,427
Comerica	65,000	4,637,100
First Bancorp	213,700	2,547,304
HarborOne Bancorp	172,644	2,475,715
HomeTrust Bancshares	118,300	3,300,570
KeyCorp	267,400	5,521,810
Origin Bancorp	95,850	4,069,791
PCSB Financial	125,865	2,286,967
QCR Holdings	70,900	3,409,581
Univest Financial	114,300	3,014,091
		39,262,409

Consumer Discretionary – 7.5%
Darden Restaurants	34,200	4,992,858
eBay	56,100	3,938,781
Home Depot	6,050	1,929,284
Noodles & Company*	415,562	5,186,214
		16,047,137

Consumer Staples – 7.2%
Carlsberg A/S, Class B	7,200	1,342,125
Church & Dwight	27,900	2,377,638
Hostess Brands*	150,200	2,431,738
JM Smucker	45,200	5,856,564
Mondelez International, Class A	54,450	3,399,858
		15,407,923

Diversified Financial Services – 4.4%
CBOE Global Markets	21,800	2,595,290
Diamond Hill Investment Group	7,100	1,187,901
Federated Hermes, Class B	151,350	5,132,278
Invesco	22,050	589,397
		9,504,866

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.7% (Continued)

Energy – 6.3%
Devon Energy	50,050	$1,460,960
Hess	49,050	4,283,046
Pioneer Natural Resources	29,108	4,730,632
Schlumberger	39,300	1,257,993
Suncor Energy	73,100	1,752,207
		13,484,838

Healthcare – 6.6%
Bioventus*	78,205	1,376,408
Henry Schein*	28,850	2,140,381
Johnson & Johnson	2,250	370,665
Medtronic	30,050	3,730,107
Merck & Co.	43,498	3,382,839
NuVasive*	44,750	3,033,155
Organon & Co.	4,349	131,601
		14,165,156

Industrials – 13.8%
CIRCOR International*	19,150	624,290
Curtiss-Wright	50,650	6,015,194
Moog	32,450	2,727,747
Otis Worldwide	22,850	1,868,444
Pentair	55,700	3,759,193
Regal Beloit	2,900	387,179
Robert Half International	70,050	6,232,349
Sensata Technologies Holding*	83,300	4,828,901
Vectrus*	67,300	3,202,807
		29,646,104

Information Technology – 4.8%
FARO Technologies*	20,100	1,563,177
Leidos Holdings	25,850	2,613,435
Littelfuse	24,330	6,199,041
		10,375,653

Insurance Brokers – 4.1%
Arthur J. Gallagher & Co.	28,800	4,034,304
Brown & Brown	88,700	4,713,518
		8,747,822

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 94.7% (Continued)

Life & Health Insurance – 6.4%
Aflac	43,650	$2,342,259
Globe Life	53,600	5,105,400
Primerica	15,050	2,304,757
Voya Financial	63,900	3,929,850
		13,682,266

Materials – 4.1%
Agnico Eagle Mines	17,050	1,030,672
Axalta Coating Systems*	147,400	4,494,226
Domtar*	3,550	195,108
Kinross Gold	110,750	703,263
Newmont Goldcorp	27,500	1,742,950
Victoria Gold*	45,186	668,920
		8,835,139

Property & Casualty Insurance – 2.8%
Hanover Insurance Group	7,500	1,017,300
Lancashire Holdings	246,200	2,085,979
Selective Insurance Group	10,350	839,902
W.R. Berkley	26,800	1,994,724
		5,937,905

Real Estate – 2.1%
Howard Hughes*	45,950	4,478,287

Reinsurance – 6.3%
Alleghany*	8,045	5,366,578
Everest Re Group	11,700	2,948,517
RenaissanceRe Holdings	34,100	5,074,762
		13,389,857

Total Common Stocks
(Cost $144,610,290)		202,965,362

EXCHANGE TRADED FUND – 1.7%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $3,297,574)	37,400	3,749,724

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Opportunity Fund

Description	Shares	Value

SHORT-TERM INVESTMENT – 3.4%
First American Treasury Obligations Fund, Class X, 0.013%^
(Cost $7,381,778)	7,381,778	$7,381,778
Total Investments – 99.8%
(Cost $155,289,642)		214,096,864
Other Assets and Liabilities, Net – 0.2%		362,114
Total Net Assets – 100.0%		$214,458,978

*	Non-income producing security
^	The rate shown is the seven-day yield effective June 30, 2021.

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities (Unaudited)
June 30, 2021

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $20,541,915 and $155,289,642, respectively)	$27,914,481	$214,096,864
Receivable for dividends and interest	60,337	216,916
Receivable for capital shares sold	—	470,512
Receivable for investments sold	56,311	—
Prepaid expenses	14,196	24,911
Total assets	28,045,325	214,809,203

LIABILITIES:
Payable for investments purchased	16,654	124,549
Payable to Adviser, net	12,617	161,619
Payable for administration fees	6,261	19,138
Payable for audit & tax fees	22,529	22,529
Accrued distribution fees	658	12,656
Accrued expenses and other liabilities	15,897	9,734
Total liabilities	74,616	350,225

NET ASSETS	$27,970,709	$214,458,978

COMPOSITION OF NET ASSETS:
Portfolio capital	$17,690,485	$133,236,415
Total distributable earnings	10,280,224	81,222,563
Total net assets	$27,970,709	$214,458,978

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,256,563	8,161,158

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$22.26	$26.28

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2021

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$24,368	$1,471
Dividend income	201,972	1,716,863
Less: Foreign taxes withheld	(1,951)	(9,273)
Total investment income	224,389	1,709,061

EXPENSES:
Investment advisory fees	136,426	1,134,500
Administration fees	26,020	110,691
Fund accounting fees	20,715	33,849
Audit & tax fees	19,014	19,014
Registration fees	12,916	16,197
Transfer agent fees	11,322	26,074
Directors’ fees	7,508	34,896
Distribution fees	6,197	64,485
Legal fees	5,139	41,366
Custodian fees	3,439	7,601
Other expenses	2,338	11,918
Postage and printing fees	1,168	5,444
Total expenses	252,202	1,506,035
Less: Fee waivers	(81,670)	(87,910)
Total net expenses	170,532	1,418,125
NET INVESTMENT INCOME	53,857	290,936

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	2,338,699	18,479,454
Net change in unrealized
appreciation/depreciation of investments	1,031,624	14,797,610
Net gain on investments	3,370,323	33,277,064
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,424,180	$33,568,000

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
OPERATIONS:
Net investment income	$53,857	$159,958
Net realized gain on investments	2,338,699	468,549
Net change in unrealized appreciation/
depreciation of investments	1,031,624	(7,115)
Net increase resulting from operations	3,424,180	621,392

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	609,457	279,965
Proceeds from reinvestment of distributions	—	497,734
Payments for shares redeemed	(2,226,359)	(4,095,067)
Redemption fees	—	5
Net decrease from capital share transactions	(1,616,902)	(3,317,363)

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(511,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,807,278	(3,207,785)

NET ASSETS:
Beginning of period	26,163,431	29,371,216
End of period	$27,970,709	$26,163,431

TRANSACTIONS IN SHARES:
Shares sold	27,645	15,251
Shares issued in reinvestment of distributions	—	26,128
Shares redeemed	(105,824)	(268,630)
Net decrease	(78,179)	(227,251)

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
OPERATIONS:
Net investment income	$290,936	$1,239,230
Net realized gain on investments	18,479,454	6,702,789
Net change in unrealized appreciation/
depreciation of investments	14,797,610	12,511,563
Net increase resulting from operations	33,568,000	20,453,582

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,799,871	100,437,527
Proceeds from reinvestment of distributions	—	4,834,372
Payments for shares redeemed	(71,925,140)	(38,667,599)
Redemption fees	4,869	8,691
Net increase (decrease) from capital share transactions	(43,120,400)	66,612,991

DISTRIBUTIONS PAID TO SHAREHOLDERS	—	(5,739,705)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,552,400)	81,326,868

NET ASSETS:
Beginning of period	224,011,378	142,684,510
End of period	$214,458,978	$224,011,378

TRANSACTIONS IN SHARES:
Shares sold	1,130,238	5,158,595
Shares issued in reinvestment of distributions	—	217,764
Shares redeemed	(2,801,839)	(1,976,304)
Net increase (decrease)	(1,671,601)	3,400,055

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Six Months
	Ended
	June 30,
	2021	Year Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$19.60	$18.80	$16.34	$17.63	$16.80	$14.84

OPERATIONS:
Net investment income	0.05	0.12	0.14	0.12	0.09	0.22
Net realized and unrealized
gain (loss) on investments	2.61	1.07	3.47	(0.67)	1.82	1.96
Total from operations	2.66	1.19	3.61	(0.55)	1.91	2.18

LESS DISTRIBUTIONS:
From net investment income	—	(0.02)	(0.12)	(0.12)	(0.09)	(0.22)
From net realized gains	—	(0.37)	(1.03)	(0.62)	(0.99)	—
Total distributions	—	(0.39)	(1.15)	(0.74)	(1.08)	(0.22)

NET ASSET VALUE:
End of period	$22.26	$19.60	$18.80	$16.34	$17.63	$16.80

TOTAL RETURN(1)	13.57%	6.40%	22.33%	(3.07)%	11.38%	14.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$27,971	$26,163	$29,371	$25,179	$26,765	$25,663
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.85%	2.00%	1.95%	1.97%	2.02%	2.06%
After expense reimbursement(2)	1.25%	1.25%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(2)	(0.21)%	(0.09)%	0.08%	(0.00)%	(0.23)%	0.58%
After expense reimbursement(2)	0.39%	0.66%	0.74%	0.67%	0.49%	1.34%
Portfolio turnover rate(1)	20%	40%	25%	28%	23%	32%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Six Months
	Ended
	June 30,
	2021	Year Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
For a Fund share outstanding
throughout the period

NET ASSET VALUE:
Beginning of period	$22.78	$22.18	$18.47	$20.85	$20.17	$17.29

OPERATIONS:
Net investment income	0.03	0.13	0.23	0.19	0.11	0.13
Net realized and unrealized
gain (loss) on investments	3.47	1.06	4.49	(1.11)	1.98	3.50
Total from operations	3.50	1.19	4.72	(0.92)	2.09	3.63

LESS DISTRIBUTIONS:
From net investment income	—	(0.17)	(0.23)	(0.19)	(0.10)	(0.22)
From net realized gains	—	(0.42)	(0.78)	(1.27)	(1.31)	(0.53)
Total distributions	—	(0.59)	(1.01)	(1.46)	(1.41)	(0.75)

NET ASSET VALUE:
End of period	$26.28	$22.78	$22.18	$18.47	$20.85	$20.17

TOTAL RETURN(1)	15.36%	5.43%	25.73%	(4.38)%	10.33%	21.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$214,459	$224,011	$142,685	$114,251	$116,609	$106,542
Ratio of expenses to average net assets:
Before expense reimbursement(2)	1.33%	1.39%	1.50%	1.53%	1.58%	1.59%
After expense reimbursement(2)	1.25%	1.25%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement(2)	0.18%	0.63%	0.85%	0.66%	0.23%	0.41%
After expense reimbursement(2)	0.26%	0.77%	1.06%	0.89%	0.51%	0.70%
Portfolio turnover rate(1)	13%	52%	27%	39%	26%	42%

(1)	Not annualized for periods less than one year.
(2)	Annualized for periods less than one year.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited)
June 30, 2021

1.	ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.	FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share. Exchange Traded Funds (“ETFs”) are valued at the closing exchange price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. These types of securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy. As of and for the six months ended June 30, 2021, the Funds did not hold investments in Level 3 securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of June 30, 2021, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total

Capital Appreciation Fund
Common Stocks	$20,650,306	$—	$—	$20,650,306
Convertible Bonds	—	5,549,653	—	5,549,653
Short-Term Investment	1,373,639	—	—	1,373,639
Exchange Traded Fund	340,883	—	—	340,883
Total Investments	$22,364,828	$5,549,653	$—	$27,914,481

	Level 1	Level 2	Level 3	Total

Opportunity Fund
Common Stocks	$202,965,362	$—	$—	$202,965,362
Short-Term Investment	7,381,778	—	—	7,381,778
Exchange Traded Fund	3,749,724	—	—	3,749,724
Total Investments	$214,096,864	$—	$—	$214,096,864

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for six months ended June 30, 2021, the Funds held no derivative instruments.

3.	SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board. As of June 30, 2021, the Board has deemed all Rule 144A securities held within the Capital Appreciation Fund to be liquid. At June 30, 2021, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis. Shareholders may be subject to a redemption fee equal to 2% of the amount redeemed if Funds’ shares are sold within 60 days or less following the date of their purchase.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

New Accounting Pronouncement – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Subsequent Events – Management of the Funds has evaluated Fund related events and transactions that occurred subsequent to June 30, 2021, through the date of issuance of the Funds’ financial statements.  There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.	INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the six months ended June 30, 2021, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales

Capital Appreciation Fund	$5,130,416	$6,536,885
Opportunity Fund	28,421,952	65,617,200

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2020, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost

Capital Appreciation Fund	$6,542,770	$(288,659)	$6,254,111	$19,755,797
Opportunity Fund	46,341,938	(2,755,895)	43,586,043	181,187,193

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2020, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings

Capital Appreciation Fund	$154,593	$449,828	$(2,488)	$6,254,111	$6,856,044
Opportunity Fund	127,567	3,942,964	(2,011)	43,586,043	47,654,563

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

As of December 31, 2020, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund did not defer any late year losses.

The tax character of distributions paid during the fiscal year ended December 31, 2020 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total

Capital Appreciation Fund	$23,041	$488,773	$511,814
Opportunity Fund	1,609,910	4,129,795	5,739,705

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.	AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive an investment advisory fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its investment advisory fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of June 30, 2021, the Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect through at least September 30, 2022.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund

12/31/21	$182,097	$286,686
12/31/22	185,326	278,377
12/31/23	181,184	220,158
12/31/24	81,670	87,910
Total	$630,277	$873,131

As of June 30, 2021, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the six months ended June 30, 2021, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $6,197 and $64,485 respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*  /s/ John D. Gillespie
   John D. Gillespie, President

Date    September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ John D. Gillespie
   John D. Gillespie, President

Date    September 7, 2021

By (Signature and Title)*   /s/ Peter N. Perugini
    Peter N. Perugini, Jr., Treasurer

Date    September 7, 2021

* Print the name and title of each signing officer under his or her signature.